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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 8, 2001 included in BMC Software, Inc.'s Form 10-K for the year ended March 31, 2001 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP




Houston, Texas
November 12, 2001